Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Ivanhoe Electric Inc. (the “Company”) for the quarterly period ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Catherine Barone, as Interim Chief Financial Officer of the Company, hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of her knowledge and belief, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2022
	By:	/s/ Catherine Barone
Catherine Barone
Interim Chief Executive Officer